Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Emerging Markets Equity Fund

Luiz Ribeiro and Marc Currat have been added as portfolio managers of the fund and, along with Sean Taylor, are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Emerging Markets Equity Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Sean Taylor is provided as of October 31, 2016, and the information for Luiz Ribeiro and Mark Currat is provided as of June 30, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Sean Taylor	$0	$0
Luiz Ribeiro	$0	$0
Marc Currat	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sean Taylor	1	$3,679,752	0	$0
Luiz Ribeiro	1	$259,185,555	0	$0
Marc Currat	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Sean Taylor	4	$2,627,008,658	0	$0
Luiz Ribeiro	3	$86,627,235	0	$0
Marc Currat	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

September 25, 2017

SAISTKR-369

Sean Taylor	0	$0	0	$0
Luiz Ribeiro	0	$0	0	$0
Marc Currat	0	$0	0	$0

Please Retain This Supplement for Future Reference